JOINT FILERS’ SIGNATURES
INSIGHT HOLDINGS GROUP, LLC By: /s/ Blair Flicker Name: Blair Flicker Title: Attorney-in-Fact	Date: March 29, 2019
INSIGHT VENTURE PARTNERS VII, L.P.
By:          Insight Venture Associates VII, L.P., its general partner
By:          Insight Venture Associates VII, Ltd., its general partner
By:          /s/ Blair Flicker
Name:      Blair Flicker
Title:        Vice President

Date: March 29, 2019
INSIGHT VENTURE PARTNERS (CAYMAN) VII, L.P.
By:          Insight Venture Associates VII, L.P., its general partner
By:          Insight Venture Associates VII, Ltd., its general partner
By:          /s/ Blair Flicker
Name:      Blair Flicker
Title:        Vice President

Date: March 29, 2019
INSIGHT VENTURE PARTNERS (DELAWARE) VII, L.P.
By:          Insight Venture Associates VII, L.P., its general partner
By:          Insight Venture Associates VII, Ltd., its general partner
By:          /s/ Blair Flicker
Name:      Blair Flicker
Title:        Vice President

Date: March 29, 2019
INSIGHT VENTURE PARTNERS VII (CO-INVESTORS), L.P.
By:            Insight Venture Associates VII, L.P., its general partner
By:          Insight Venture Associates VII, Ltd., its general partner
By:          /s/ Blair Flicker
Name:      Blair Flicker
Title:        Vice President

Date: March 29, 2019

INSIGHT VENTURE ASSOCIATES VII, L.P. By: Insight Venture Associates VII, Ltd., its general partner By: /s/ Blair Flicker Name: Blair Flicker Title: Vice President	Date: March 29, 2019
INSIGHT VENTURE ASSOCIATES VII, LTD. By: /s/ Blair Flicker Name: Blair Flicker Title: Vice President	Date: March 29, 2019
INSIGHT VENTURE PARTNERS COINVESTMENT FUND II, L.P. By: Insight Venture Associates Coinvestment II, L.P., its general partner By: /s/ Blair Flicker Name: Blair Flicker Title: Vice President	Date: March 29, 2019
INSIGHT VENTURE ASSOCIATES COINVESTMENT II, L.P. By: /s/ Blair Flicker Name: Blair Flicker Title: Authorized Officer	Date: March 29, 2019
IVP (VENICE), L.P. By: /s/ Blair Flicker Name: Blair Flicker Title: Authorized Officer	Date: March 29, 2019